Financial risk management	12 Months Ended
Dec. 31, 2021
Financial risk management
Financial risk management

3. Financial risk management

3.1Financial risk factors

The Group’s activities expose it to a variety of financial risks: market risk, credit risk, liquidity risk and capital risk. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance. Risk management is carried out by the Group’s finance department (Group Finance) under the policies approved by the Board. Group Finance identifies, evaluates and in some instances economically hedges financial risks in close co-operation with the Group’s operating units. The Board provides written guidance for overall risk management, as well as written policies covering specific areas, such as foreign exchange risk, interest-rate risk, use of derivative financial instruments and non-derivative financial instruments, credit risk and investing excess liquidity.

Market risk and foreign exchange risk

The Group operates internationally and is exposed to foreign exchange risk arising from various exposures with respect to the Euro, US dollar and UK pound. Foreign exchange risk arises from future commercial transactions, recognized assets and liabilities and net investments in foreign operations. To manage foreign exchange risk Group Finance maintains foreign currency cash balances to cover anticipated future requirements. The Group’s risk management policy is to economically hedge 50% to 100% of anticipated transactions in each major currency for the subsequent 12 months. The Group has a subsidiary in France and in United States of America, whose net assets are exposed to foreign currency translation risk. In 2021, a 10% increase or decrease in the EUR/CHF exchange rate would have resulted in a CHF 7,948 increase or decrease in net loss and shareholders’ equity as at December 31, 2021 (respectively a CHF 4,064 in 2020 and a CHF 19,920 in 2019 decrease or increase), a 10% increase or decrease in the GBP/CHF exchange rate would have resulted in a CHF 17,893 (respectively CHF 14,723 in 2020 and CHF 12,489 in 2019) decrease or increase in net loss and shareholders’ equity as at December 31, 2021 and a 10% increase or decrease in the USD/CHF exchange rate would have resulted in a CHF 1,027,027 (respectively CHF 644,865 in 2020 and CHF 972,596 in 2019) increase or decrease in net loss and shareholders’ equity as at December 31, 2021. The Group is not exposed to equity price risk or commodity price risk as it does not invest in these classes of investment.

Interest rate risk

The Group’s exposure to interest rate fluctuations is limited because the Group has no interest-bearing indebtedness. The Company’s Swiss francs cash holdings are subject to negative interest rates at certain thresholds defined by its bank counterparties. A 10% increase or decrease in the interest rates charged by the counterparties would not have had a material impact on the net loss for the period.

Credit risk

Credit risk is managed on a Group basis. Credit risk arises from cash and cash equivalents and deposits with banks, as well as credit exposures to collaboration partners. The Group has a limited number of collaboration partners and consequently has a significant concentration of credit risk. The Group has policies in place to ensure that credit exposure is kept to a minimum and significant concentrations of credit risk are only granted for short periods of time to high credit quality partners. The Group’s policy is to invest funds in low-risk investments including interest bearing deposits. For banks and financial institutions, only independently rated parties with a minimum rating of “A” are accepted (see note 6).

Liquidity risk

The Group’s principal source of liquidity is its cash reserves which are obtained through the sale of new shares and to a lesser extent the sale of its research and development stage products. Group Finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs. The ability of the Group to maintain adequate cash reserves to sustain its activities in the medium term is highly dependent on the Group’s ability to raise further funds from the licensing of its development stage products and the sale of new shares. Consequently, the Group is exposed to significant liquidity risk (see note 4).

3.2Capital risk management

The Group is not regulated and not subject to specific capital requirements. The amount of equity depends on the Group’s funding needs and statutory capital requirements. The Group monitors capital periodically on an interim and annual basis. From time to time, the Group may take appropriate measures or propose capital increases to its shareholders to ensure the necessary capital remains intact. The Group did not have any short-term or long-term debt outstanding as of December 31, 2021 and 2020.

The ability of the Group to maintain adequate cash reserves to continue its activities in the medium term is subject to risk as it is highly dependent on the Group’s ability to raise further funds from the sale of new shares.

The Group’s objectives when managing capital based on its net debt are to safeguard the Group’s ability to continue as a going concern in order to ensure the financing of successful research and development activities so that future profits can be generated and to maintain sufficient financial resources to mitigate against risks and unforeseen events.

A reconciliation of the net debt position is detailed as follows:

		Cash and	Other
		cash	financial
	Leases	equivalents	assets	Total
Net debt as at January 1, 2020	(550,245)	31,536,803	13,938	31,000,496
Cash flows	367,412	(12,193,082)	50,992	(11,774,678)
Acquisition — Leases	(27,612)	—	—	(27,612)
Effect of modification to lease terms	(434,150)	—	—	(434,150)
Disposals	77,199	—	—	77,199
Foreign exchange differences	—	(648,681)	—	(648,681)
Net debt as at December 31, 2020	(567,396)	18,695,040	64,930	18,192,574
Cash flows	309,617	1,667,326	(47,785)	1,929,158
Acquisition — Leases	(2,000)	—	—	(2,000)
Effect of modification to lease terms	(226,578)	—	—	(226,578)
Disposals	4,343	—	—	4,343
Foreign exchange differences	—	122,470	—	122,470
Net debt as at December 31, 2021	(482,014)	20,484,836	17,145	20,019,967

In addition, the maturity profile of the Group’s financial liabilities is presented in the table below:

			More	Total	Carrying
	Less than	1 to 5	than	cash out	amount
At December, 31 2021	1 Year	Years	5 Years	flows	liabilities
Lease Liabilities	315,412	202,526	—	517,938	482,014

			More	Total	Carrying
	Less than	1 to 5	than	cash out	amount
At December, 31 2020	1 Year	Years	5 Years	flows	liabilities
Lease Liabilities	331,911	270,133	—	602,044	567,396

Lease liabilities relate to the rent of laboratories, equipment, offices and related spaces used by the Group.

3.3Fair value estimation

The nominal value less estimated credit adjustments of trade and other receivables, contract assets and payables are assumed to approximate to their fair values due to the short-term maturity of these instruments and are held at their amortized cost in accordance with IFRS 9. The fair value of other financial assets and liabilities for disclosure purposes is estimated by discounting the future contractual cash flows at the current market interest rate that is available to the Group for similar financial instruments.